--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 19, 1999
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                     Heartland Wireless Communications, Inc.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

Delaware                                    0-23695                                           73-1435149
-------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File Number)                   (I.R.S. Employer Identification No.)
of Incorporation)

200 Chisholm Place, Suite 200, Plano, Texas                                                                75075
-------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                 (Zip Code)

                                 (972) 423-9494
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS

         As previously reported on Form 8-K filed December 11, 1998, on December 4, 1998, Heartland Wireless Communications, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court (the "Bankruptcy Court") for the District of Delaware (In re Heartland Wireless Communications, Inc., Case No. 98-2692 (JJF)). On January 19, 1999, the Bankruptcy Court entered an Order (i) approving the Company's disclosure statement, form of ballots and proposed solicitation and tabulation procedures, (ii) fixing the date, time and place for voting on the Company's plan of reorganization, (iii) fixing the date, time and place for a hearing to consider confirmation of the Company's plan of reorganization and (iv) prescribing the form and manner of notice thereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)   Exhibits.

          Exhibit No.       Document Description

          2.1               Plan of Reorganization dated January 19, 1999.

          99.1              Disclosure Statement dated January 19, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                  HEARTLAND WIRELESS COMMUNICATIONS, INC.



Dated:
February 9, 1999           By:  /s/ J. Curtis Henderson
                              -----------------------------------------------
                                    J. Curtis Henderson
                                    Senior Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------
2.1                        Plan of Reorganization dated January 19, 1999.

99.1                       Disclosure Statement dated January 19, 1999.